united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-24126

CAIS Sports, Media and Entertainment Fund

(Exact name of registrant as specified in charter)

527 Madison Avenue, 12th Floor New York, NY 10022

(Address of principal executive offices) (Zip code)

Michael richman, cais advisors llc

527 Madison Avenue, 12th Floor New York, NY 10022

(Name and address of agent for service)

Registrant's telephone number, including area code: (844) 241-8667

Date of fiscal year end: 3/31

Date of reporting period: 3/31/26

Item 1. Reports to Stockholders.

(a)

CAIS Sports, Media and Entertainment Fund

Class D Shares

Class I Shares

Class S Shares

Annual Report

March 31, 2026

Managed By:

CAIS Advisors LLC

527 Madison Avenue, 12th Floor

New York, New York 10022

1-844-241-8667

CAIS Sports, Media and Entertainment Fund

i

CAIS Sports, Media and Entertainment Fund

Letter to Shareholders

Dear Shareholders,

The CAIS Sports, Media and Entertainment Fund (the “Fund”) recently completed its initial quarter of operations following its commencement of operations on January 2, 2026. We would like to thank you for the trust you have placed in us.

The Fund was launched to provide investors with access to a portfolio of predominantly private sports, media, and entertainment (“SME”) investments through a registered evergreen structure. The portfolio launched in a substantially ramped state intended to provide immediate exposure across private SME investments while maintaining liquidity to support ongoing portfolio management and future capital deployment.

Performance Overview

Performance during the period was driven primarily by the Fund’s private SME investments, which generated the majority of gains during the quarter. Liquid investments represented a smaller portion of the portfolio and were approximately flat overall during the period. Publicly traded SME-related bonds modestly detracted from returns during March 2026 amid broader fixed income weakness and increased market volatility.

Portfolio Activity

As of March 31, 2026, the Fund had approximately $168.7 million in assets under management, including approximately $120.7 million invested in private SME investments and approximately $48.3 million invested in liquid securities. Private investments included primary fund investments, secondary investments, and a co-investment — all through investment vehicles managed by Arctos Partners, LP and Eldridge Capital Management, LLC or their respective affiliates.

Through its private investments, the Fund had exposure to 35 underlying portfolio companies and assets, including multiple franchises across the four major North American sports leagues, as well as businesses operating in live entertainment, film, and television. The Fund’s liquid sleeve included publicly traded SME-related bonds and short-duration fixed income investments intended to support liquidity management, periodic repurchase offers, operational flexibility, and future investment activity.

Market Environment

The broader market environment during the first quarter of 2026 was characterized by modest volatility across global equity and fixed income markets as investors adopted a more risk-off posture amid macroeconomic and geopolitical uncertainty. Global equities faced headwinds, with the MSCI World Index7 declining -3.6% during the quarter. Fixed income markets were also modestly negative, with the broader U.S. investment grade and high yield bond markets both returning approximately -0.5%. In contrast, shorter-duration U.S. Treasury securities returned +0.3% during the period1.

Recent industry developments reflected continued demand for premium sports, media and entertainment content and related assets.

Within sports, media, and entertainment markets, live sports continued to demonstrate durable audience engagement and strategic value for both traditional broadcasters and streaming platforms. Sports accounted for 96 of the 100 most-watched U.S. telecasts in 20252, reinforcing its position as valuable content for both traditional broadcasters and

____________

1        U.S. investment grade bonds represented by the Bloomberg US Corporate Index; U.S. high yield bonds represented by the Bloomberg US Corporate High Yield Index; U.S. Treasury Bills represented by the Bloomberg US Treasury: 1-3 Year Index.

2        Austin Karp, “Sports Make Up 96% of Top 100 Telecasts in 2025, Tying an All-Time Record,” Sports Business Journal, December 30, 2025.

CAIS Sports, Media and Entertainment Fund

Letter to Shareholders (Continued)

streaming platforms. Franchise transaction activity also continued across the “Big 4” North American leagues during the quarter, including minority stake sales in the Miami Dolphins and related assets ($12.5 billion valuation3), the Las Vegas Raiders (over $11 billion4), and the Carolina Hurricanes ($2.66 billion5). Updated estimates also indicated MLB franchise values increased approximately 12 to 13% year-over-year, based on third-party sources (e.g., Forbes, Sportico, CNBC6).

Broader media markets also experienced continued consolidation activity during the period. In February 2026, Paramount Skydance and Warner Bros. Discovery announced a definitive merger agreement intended to create a scaled global media and entertainment platform. At the same time, evolving monetization models, media fragmentation, regulatory developments, labor considerations, and the expansion of sports betting and prediction markets continued to create uncertainty across portions of the broader SME landscape. Nevertheless, we believe the long-term fundamentals supporting sports, media, and entertainment assets remain favorable.

Looking Ahead

For the remainder of 2026, we expect to continue selectively deploying capital across SME investments through primary fund investments, co-investments alongside managers, and secondary acquisitions of existing private investments, while maintaining a disciplined approach to portfolio construction and liquidity management.

We sincerely thank you for your support.

Sincerely,

Neil Blundell & Sarah Jiang

Co-Portfolio Managers

The views expressed reflect the opinions of the portfolio managers as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

____________

3        Anne Noland, “Miami Dolphins announce sale of limited interest to Bin Lin,” Miami Dolphins, March 31, 2026.

4        Michael Ozanian, “NFL approves sale of 3.5% of Las Vegas Raiders at over $11 billion valuation,” CNBC, March 31, 2026.

5        Justin Birnbaum, “Carolina Hurricanes Stake Sale Approved by NHL Owners,” Sportico, March 10, 2026.

6        Sources: Justin Teitelbaum, “Baseball’s Most Valuable Teams 2026,” Forbes, March 20, 2026; Kurt Badenhausen, “MLB Team Values 2026,” Sportico, March 18, 2026; Michael Ozanian, “CNBC’s Official MLB Team Valuations 2026: How 30 Franchises Stack Up,” CNBC, March 13, 2026.

7        The MSCI World Index is a market capitalization-weighted index that measures the equity market performance of developed market countries worldwide.

CAIS Sports, Media and Entertainment Fund

PORTFOLIO OVERVIEW (Unaudited)

March 31, 2026

The Fund’s performance figures(*) for the period from January 2, 2026, the Fund’s commencement of investment operations, to March 31, 2026:

Since Commencement of Investment Operations(a)
CAIS Sports, Media and Entertainment Fund – Class D Shares	4.20%
CAIS Sports, Media and Entertainment Fund – Class I Shares	4.20%
CAIS Sports, Media and Entertainment Fund – Class S Shares	4.20%
MSCI World Index (Net Return, USD)/Bloomberg U.S. Aggregate Bond Index – Blended(b)	-2.26%
MSCI World Index (Net Return, USD)(c)	-3.90%
Bloomberg U.S. Aggregate Bond Index(d)	0.16%

____________

*        Past performance is not indicative of future results. Performance results include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. The investment return and principal value of an investment will fluctuate. An investor’s shares, if and when repurchased, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares and not annualized for the period.

(a)      The commencement of investment operations date for Class D Shares, Class I Shares and Class S Shares is January 2, 2026.

(b)      MSCI World Index (Net Return, USD)/Bloomberg U.S. Aggregate Bond Index — Blended reflects an unmanaged portfolio of 60% of the MSCI World Index (Net Return, USD) and 40% of the Bloomberg
U.S. Aggregate Bond Index. Investors cannot invest directly in an index.

(c)      MSCI World Index (Net Return, USD) captures large and mid-cap across 23 Developed Markets (DM) countries. With 1,311 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

(d)      Bloomberg U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. Investors cannot invest directly in an index.

CAIS Sports, Media and Entertainment Fund

PORTFOLIO OVERVIEW (Unaudited) (Continued)

March 31, 2026

Comparison of the Change in Value of a $1,000,000 Investment

$1,050,000
$1,040,000
$1,030,000
$1,020,000
$1,010,000
$1,000,000
$990,000
$980,000
$970,000
$960,000
$950,000
01/02/2026
03/31/2026
$1,042,000
$1,001,600
$977,400
$961,000
CAIS Sports, Media and Entertainment Fund - Class I Shares
MSCI World Index (Net Return, USD)/Bloomberg U.S. Aggregate Bond Index - Blended
MSCI World Index (Net Return, USD)
Bloomberg U.S. Aggregate Bond Index

(As a Percentage of Net Asset Value) Portfolio Composition as of March 31, 2026:
Asset Allocation
Private Funds	71.6%
Corporate Bonds	13.8%
Exchange-Traded Funds	8.4%
Short-Term Investments	6.4%
Liabilities In Excess Of Other Assets	(0.2)%
100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
CAIS Sports, Media and Entertainment Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CAIS Sports, Media and Entertainment Fund (the “Fund”), including the schedule of investments, as of March 31, 2026, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period from December 4, 2025 (the effective date of the Fund’s registration statement on Form N-2) to March 31, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2026, the results of its operations, changes in its net assets, its cash flows, and its financial highlights for the period from December 4, 2025 (the effective date of the Fund’s registration statement on Form N-2) to March 31, 2026 in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2026, by correspondence with the custodian, investment funds and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

New York, NY
May 28, 2026

CAIS Sports, Media and Entertainment Fund

SCHEDULE OF INVESTMENTS

March 31, 2026

Investments(c)	Acquisition Date(e)	Principal Amount/ Shares	Cost	Fair Value	% of Net Assets	Unrealized Appreciation/ (Depreciation) from Investments
CORPORATE BONDS(e) – 13.8%
COMMUNICATION SERVICES – 0.8%
WarnerMedia Holdings, Inc., 4.279%, 03/15/2032		$1,500,000	$1,338,381	$1,323,270	0.8%	$(15,111)
TOTAL COMMUNICATION SERVICES			$1,338,381	$1,323,270	0.8%	$(15,111)

COMMUNICATIONS – 7.6%
Comcast Corporation, 2.650%, 02/01/2030		$1,750,000	$1,655,991	$1,638,674	1.0	$(17,317)
Fox Corporation, 4.709%, 01/25/2029		1,500,000	1,518,663	1,503,870	0.9	(14,793)
Meta Platforms, Inc., 4.875% 11/15/2035		1,500,000	1,502,216	1,472,785	0.8	(29,431)
Netflix, Inc., 6.375%, 05/15/2029		1,500,000	1,600,783	1,589,450	1.0	(11,333)
Nexstar Broadcasting, Inc., 4.750%, 11/01/2028(d)		1,250,000	1,240,689	1,229,150	0.7	(11,539)
Rogers Communications, Inc., 3.800%, 03/15/2032		1,750,000	1,659,521	1,634,841	1.0	(24,680)
Sirius XM Radio LLC, 3.875%, 09/01/2031(d)		1,500,000	1,382,326	1,362,376	0.8	(19,950)
Snap Incorporated, 6.875%, 03/01/2033(d)		1,250,000	1,290,347	1,181,090	0.7	(109,257)
TEGNA, Inc., 5.000%, 09/15/2029		1,250,000	1,241,298	1,229,970	0.7	(11,328)
TOTAL COMMUNICATIONS			$13,091,834	$12,842,206	7.6%	$(249,628)

CONSUMER DISCRETIONARY – 3.6%
Boyd Gaming Corporation, 4.750%, 06/15/2031(d)		$1,250,000	$1,222,302	$1,189,196	0.7%	$(33,106)
Caesars Entertainment, Inc., 6.500%, 02/15/2032(d)		1,250,000	1,278,671	1,236,129	0.7	(42,542)
Churchill Downs, Inc., 5.750%, 04/01/2030(d)		1,250,000	1,261,616	1,236,579	0.7	(25,037)
Light & Wonder International, Inc., 6.250%, 10/01/2033(d)		1,250,000	1,259,297	1,225,588	0.7	(33,709)
MGM Resorts International, 6.125%, 09/15/2029		1,250,000	1,280,618	1,257,856	0.8	(22,762)
TOTAL CONSUMER DISCRETIONARY			$6,302,504	$6,145,348	3.6%	$(157,156)

CORPORATE OBLIGATIONS – 1.0%
Walt Disney Company, 2.000%, 09/01/2029		$1,750,000	$1,645,542	$1,630,693	1.0%	$(14,849)
TOTAL CORPORATE OBLIGATIONS			$1,645,542	$1,630,693	1.0%	$(14,849)

TECHNOLOGY – 0.8%
Voyager Parent LLC, 9.250%, 07/01/2032(d)		$1,250,000	$1,328,743	$1,298,525	0.8%	$(30,218)
TOTAL TECHNOLOGY			$1,328,743	$1,298,525	0.8%	$(30,218)

TOTAL CORPORATE BONDS			$23,707,004	$23,240,042	13.8%	$(466,962)

EXCHANGE-TRADED FUNDS(e) – 8.4%
FIXED INCOME – 8.4%
iShares Ultra Short Duration Bond Active ETF		70,332	$3,566,536	$3,560,206	2.1%	$(6,330)
JP Morgan Ultra-Short Income ETF		70,304	3,565,720	3,558,085	2.1	(7,635)
PGIM Ultra Short Bond ETF		71,647	3,565,871	3,546,526	2.1	(19,345)
Vanguard Ultra Short Bond ETF		71,360	3,553,014	3,552,658	2.1	(356)
TOTAL EXCHANGE-TRADED FUNDS			$14,251,141	$14,217,475	8.4%	$(33,666)

PRIVATE FUNDS(d)(g) – 71.6%
CO-INVESTMENTS – 4.2%
Arctos Sports Partners Elvis Co-Invest II, LP(a)	12/18/2025		$5,714,473	$7,025,817	4.2%	$1,311,344
TOTAL CO-INVESTMENTS			$5,714,473	$7,025,817	4.2%	$1,311,344

See accompanying notes to financial statements.

CAIS Sports, Media and Entertainment Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2026

Investments(c)	Acquisition Date(e)	Principal Amount/ Shares	Cost	Fair Value	% of Net Assets	Unrealized Appreciation/ (Depreciation) from Investments
PRIMARY INVESTMENTS – 44.4%
Arctos American Football Fund Feeder, LP(a)	12/3/2025		$5,317,266	$5,990,263	3.6%	$672,997
Blue Owl HomeCourt Offshore Investors LP(a)(f)	3/31/2026		—	—	0.0	—
Eldridge Sports and Entertainment Fund Offshore LP (a)	7/14/2025		65,930,000	68,890,942	40.8	2,960,942
TOTAL PRIMARY INVESTMENTS			$71,247,266	$74,881,205	44.4%	$3,633,939

SECONDARY INVESTMENTS – 23.0%
Arctos Sports Partners Fund I Feeder, LP(a)	4/1/2025		$23,094,894	$26,864,310	15.9	$3,769,416
ASP Naismith I Feeder A, LP(a)	4/1/2025		8,320,885	11,997,735	7.1	3,676,850
TOTAL SECONDARY INVESTMENTS			$31,415,779	$38,862,045	23.0%	$7,446,266

TOTAL PRIVATE FUNDS			$108,377,518	$120,769,067	71.6%	$12,391,549

TOTAL INVESTMENTS			$146,335,663	$158,226,584	93.8%	$11,890,921

SHORT-TERM INVESTMENTS – 6.4%
MONEY MARKET FUND – 6.4%
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Advisory Class 3.32%(b)		10,800,042	10,800,042	10,800,042	6.4%
TOTAL SHORT-TERM INVESTMENTS			$10,800,042	$10,800,042	6.4%

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%				(284,796)
NET ASSETS – 100.0%				$168,741,830

____________

ETF — Exchange-Traded Fund

(a)      All or a portion of these securities are restricted to resale.

(b)      Money market fund; interest rate reflects seven-day effective yield on March 31, 2026.

(c)      All of the Fund’s investments are concentrated within the Americas region.

(d)      Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2026 the total market value of 144A securities is $9,958,633 or 5.9% of net assets.

(e)      CAIS Sports, Media and Entertainment Fund, LP (the “Predecessor Fund”) reorganized with, and transferred substantially all of its assets to, the Fund through a reorganization on January 2, 2026. See Note 1. The dates disclosed herein reflect the original acquisition dates of the investments by the Predecessor Fund.

(f)      Investment has been committed to but has not been funded.

(g)      Non-income producing.

See accompanying notes to financial statements.

CAIS Sports, Media and Entertainment Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026

ASSETS
Investments, at fair value (Cost $146,335,663)	$158,226,584
Short-term investments, at fair value (Cost $10,800,042)	10,800,042
Restricted cash	32,152,815
Interest and dividend receivable	300,017
Prepaid expenses	65,224
Deferred offering costs	365,149
TOTAL ASSETS	201,909,831

LIABILITIES
Subscriptions received in advance	$32,152,815
Due to Adviser	645,822
Professional fees payable	139,000
Payable for distribution and servicing fees	20
Other accrued expenses	230,344
TOTAL LIABILITIES	33,168,001

NET ASSETS	$168,741,830

Net Assets consist of:
Paid in capital	$157,009,145
Total distributable earnings (accumulated loss)	11,732,685
Commitments and Contingencies (See Note 2)
NET ASSETS	$168,741,830

Class D Shares:
Net Assets	$34,730
Outstanding shares (unlimited number of shares authorized)	3,334
Net Asset Value Per Share	$10.42

Class I Shares:
Net Assets	$66,181,622
Outstanding shares (unlimited number of shares authorized)	6,349,572
Net Asset Value Per Share	$10.42

Class S Shares:
Net Assets	$102,525,478
Outstanding shares (unlimited number of shares authorized)	9,836,461
Net Asset Value Per Share	$10.42

See accompanying notes to financial statements.

CAIS Sports, Media and Entertainment Fund

STATEMENT OF OPERATIONS

For the Period Ended March 31, 2026(a)

INVESTMENT INCOME
Dividend income	$118,886
Interest income	386,440
TOTAL INVESTMENT INCOME	505,326

EXPENSES
Management fees (See Note 4)	370,803
Distribution and/or service fees
Class D	20
Organizational expenses (See Note 2)	572,908
Professional fees	247,596
Offering costs (See Note 2)	118,985
Valuation fees	87,638
Fund accounting fees	27,448
Administrative services fees	25,323
Transfer agent fees	18,104
Custodian fees	14,033
Trustees fees and expenses	12,945
Registration fees	10,901
Insurance expense	8,172
Other expenses	70,908
TOTAL EXPENSES	1,585,784
Less: Expense Limitation Agreement waiver (See Note 4)	(922,222)
NET EXPENSES	663,562
NET INVESTMENT INCOME (LOSS)	(158,236)

REALIZED GAIN (LOSS) AND UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS
Net change in unrealized appreciation (depreciation) of:
Investments	7,006,390
NET REALIZED GAIN (LOSS) AND UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS	7,006,390
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,848,154

____________

(a)      For the period from December 4, 2025 (the effective date of the Fund’s registration statement on Form N-2) to March 31, 2026.

See accompanying notes to financial statements.

CAIS Sports, Media and Entertainment Fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended March 31, 2026(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(158,236)
Net change in unrealized appreciation (depreciation) on investments	7,006,390
Net increase (decrease) in net assets resulting from operations	6,848,154

CHANGE IN NETS ASSETS RESULTING FROM SHARE TRANSACTIONS:
Proceeds from shares sold
Class I Shares	795,000
Class S Shares	1,210,000
Proceeds from reorganization
Class I Shares	62,667,395
Class S Shares	97,121,281
Net increase (decrease) in net assets from shares of beneficial interest	161,793,676

TOTAL INCREASE (DECREASE) IN NET ASSETS	168,641,830

NET ASSETS
Beginning of Period	100,000
End of Period	$168,741,830

SHARE ACTIVITY
Class D Shares:
Beginning of period	3,334
End of period	3,334

Class I Shares:
Beginning of period	3,333
Shares sold	79,500
Shares from reorganization	6,266,739
End of period	6,349,572

Class S Shares:
Beginning of period	3,333
Shares sold	121,000
Shares from reorganization	9,712,128
End of period	9,836,461

____________

(a)      For the period from December 4, 2025 (the effective date of the Fund’s registration statement on Form N-2) to March 31, 2026.

See accompanying notes to financial statements.

CAIS Sports, Media and Entertainment Fund

STATEMENT OF CASH FLOWS

For the Period Ended March 31, 2026(a)

Increase/(Decrease) in Cash and Restricted Cash
Cash flows provided by/(used for) operating activities:
Net increase in net assets resulting from operations	$6,848,154

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of short-term portfolio investments, net	(10,800,042)
Change in unrealized appreciation/depreciation on investments	(7,006,390)
Amortization (accretion) of premium (discount) on debt investments, net	(13,313)
Amortization of deferred offering cost	118,985
(Increase) Decrease in Assets
Increase in interest and dividends receivable	(300,017)
Increase in prepaid expenses	(65,224)
Increase (Decrease) in Liabilities
Increase in due to adviser	645,822
Increase in payable for distribution and servicing fees	20
Increase in professional fees payable	139,000
Increase in other accrued expenses	230,344
Net Cash Provided by (used in) Operating Activities	(10,202,661)

Cash flows from financing activities:
Proceeds from issuance of shares	10,586,795
Increase in subscriptions received in advance	32,152,815
Payment of deferred offering costs	(484,134)
Net Cash Provided by (used in) Financing Activities	42,255,476

Net increase in cash	32,052,815
Beginning of period	100,000
End of period	$32,152,815

End of period balances
Cash	—
Restricted Cash	32,152,815
End of period balance	$32,152,815

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herein consists of
Proceeds from fund reorganization (Note 1)	$159,788,676
Investments received from reorganization at fair value	$151,206,880

____________

(a)      For the period from December 4, 2025 (the effective date of the Fund’s registration statement on Form N-2) to March 31, 2026.

See accompanying notes to financial statements.

CAIS Sports, Media and Entertainment Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Period Ended March 31, 2026(a)	Class D Shares		Class I Shares		Class S Shares
Net asset value per share, beginning of period	$10.00		$10.00		$10.00

Net increase in net assets resulting from operations:
Net investment income (loss)(b)	(0.02)		(0.01)		(0.01)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	0.44		0.43		0.43
Total from investment operations	0.42		0.42		0.42

Net asset value per share, end of period	$10.42		$10.42		$10.42

Total return(c)	4.20	%(f)	4.20	%(f)	4.20	%(f)

Net assets, end of period (000s)	$35		$66,182		$102,525

Ratio of gross expenses to average net assets(d)(e)	4.31	%(g)	4.06	%(g)	4.06	%(g)
Ratio of net expenses to average net assets(d)	1.95	%(g)	1.70	%(g)	1.70	%(g)
Ratio of net investment loss to average net assets	(0.65	)%(g)	(0.41	)%(g)	(0.41	)%(g)

Portfolio Turnover Rate(h)	0%		0%		0%

____________

(a)      The SEC declared the Fund’s registration statement on Form N-2 effective on December 4, 2025. As such, the per share data is presented for the period from December 4, 2025 to March 31, 2026. The Total return, Expense, and Net investment loss ratios and portfolio turnover rate are all disclosed for the period from commencement of investment operations on January 2, 2026 to March 31, 2026.

(b)      Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)      Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period as reported in the U.S. GAAP financials. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Had the Adviser not waived its fees and reimbursed expenses, total return would have been lower.

(d)      Does not include the expenses of other investment companies in which the Fund invests.

(e)      Represents the ratio of expenses to average net assets absent the adviser expense reimbursement and/or recoupment of operating expenses.

(f)      Not annualized.

(g)      Annualized.

(h)      Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund’s purchases or sales of investments for the period divided by the average monthly fair value of the Fund’s investments during the period. Results for periods of less than 1 year are not annualized.

See accompanying notes to financial statements.

CAIS Sports, Media and Entertainment Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

1.      Organization

CAIS Sports, Media and Entertainment Fund (the “Fund”) was organized as a Delaware statutory trust on September 22, 2025, and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is offered to accredited investors as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933 and commenced investment operations on January 2, 2026. The Securities and Exchange Commission (“SEC”) declared the Fund’s registration statement on Form N-2 effective on December 4, 2025. CAIS Advisors LLC (the “Adviser”), a Delaware limited liability company, is registered with the SEC under the Investment Advisers Act of 1940 and serves as the Fund’s investment adviser, responsible for portfolio investment decisions. The Adviser is a wholly owned subsidiary of Capital Integration Systems LLC (“CAIS”).

Prior to the open of regular trading on the New York Stock Exchange on January 2, 2026, CAIS Sports, Media and Entertainment Fund, LP (the “Predecessor Fund”) reorganized with, and transferred substantially all of its assets to, the Fund (the “Reorganization”). In connection with the Reorganization, assets of the Predecessor Fund were exchanged for Class I Shares and Class S Shares of the Fund. The Fund issued 6,266,739 Class I shares and 9,712,128 Class S Shares to the limited partners of the Predecessor Fund at $10.00 per share net asset value for total net assets of $159,788,676. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund, and the Fund and the Predecessor Fund shared the same investment adviser and management team.

The investments acquired by the Fund in the Reorganization were evaluated using fair value procedures approved by the Fund’s Board of Trustees (the “Board”). For accounting and financial reporting purposes, the Fund is the accounting survivor and as a result, the financial statements reflect the operations of the Fund from the date of effectiveness of its registration on Form N-2.

The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed at the discretion of the Fund’s Board of Trustees (the “Board”) without shareholder approval. The Fund will notify shareholders at least 60 days prior to any change in the investment objective. The Board provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities.

The Fund continuously offers three classes of common shares of beneficial interest for sale to eligible investors, designated as Class D Shares, Class I Shares and Class S Shares (collectively, “Shares”). Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund relies on an exemptive order from the SEC with respect to the Fund’s multi-class structure.

2.      SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Use of Estimates — The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Net Asset Value Determination — The NAV of the Fund is determined as of the close of business on the last business day of each calendar quarter, each date that a Share is offered or repurchased and at such other times as the Board shall determine (each, a “Determination Date”). In determining NAV, the Fund’s investments are valued as of the relevant

CAIS Sports, Media and Entertainment Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

2.      SUMMARY OF Significant Accounting Policies (cont.)

Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses allocated to Shares based on the relative net assets of each class to the total net assets of the Fund, each determined as of the relevant Determination Date.

Cash and Cash Equivalents — Cash consists of monies held in a non-interest bearing account at UMB Bank, N.A. Such amounts, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund. Short-term investments instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. There are no restrictions on the short-term investments held by the Fund. Short-term investment instruments are categorized as Level I investments within the fair value hierarchy (detailed in Note 2) as they are valued based on net asset value used for subscriptions and redemptions.

Escrowed Cash, Subscriptions Received in Advance and Restricted Cash Balances — The Fund utilizes escrow agents to hold cash deposited to escrow accounts by potential investors. Cash deposits must be accompanied by corresponding subscription agreements to be held in escrow. If cash is received without an accompanying subscription document or if the potential investor is denied admittance to the Fund, the cash is returned to the potential investor. At each close date, upon receiving notification from the Fund, the escrow agent will release the cash for shareholders being admitted into the Fund to the Fund’s unrestricted operating account. Restricted cash balances held in escrow, as of March 31, 2026, totaled $32,152,815. A corresponding liability is included in subscriptions received in advance on the statement of assets and liabilities.

Income Recognition and Expenses — Income consists of interest and dividend income and is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Expenses can consist of, but are not limited to management fees, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Distributions from private investment vehicles in which the Fund invests (“Portfolio Funds”) occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Portfolio Funds. The net unrealized appreciation/(depreciation) on investments and foreign currency translation within the Statement of Operations includes the Fund’s share of unrealized appreciation and depreciation, realized undistributed gains and losses and the undistributed net investment income or loss on Portfolio Fund investments for the relevant period.

Security Transactions and Investment Income — Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes, the Fund has elected to retain the cost basis of the Predecessor fund as of the transfer date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method or where applicable, the first call date of the security.

Operating Segments — For the period ended March 31, 2026, the Fund adopted ASU No. 2023-07 which impacted financial statement disclosures only and did not affect the Fund’s consolidated financial position or the results of its operations. An operating segment is defined in ASU No. 2023-07 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s Chief Operating Decision Maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s CODM is comprised of the Fund’s President and Chief Financial Officer. The Fund operates as a single operating segment, as the CODM monitors the operating results of the Fund as a whole. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios, changes in net assets resulting from operations, and subscriptions and repurchase activity is used by the CODM to assess the Fund’s performance and to make resource

CAIS Sports, Media and Entertainment Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

2.      SUMMARY OF Significant Accounting Policies (cont.)

allocation decisions for the Fund’s single segment, and is consistent with that presented within the Fund’s Financial Statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

New Accounting Pronouncement — The Fund adopted the FASB Accounting Standards Update 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund’s adoption of ASU 2023-09 did not have a material impact on the Fund’s financial statements.

Investment Valuation — The Fund’s Investments are valued quarterly in accordance with the Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements”. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee for the Fund to perform fair value determinations relating to the value of the Fund’s investments. The Board has ultimate oversight responsibility for valuing all investments held by the Fund and has approved valuation procedures for the Fund (the “Valuation Procedures”).

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on such exchange. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Fund’s Board based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

Investment transactions are accounted for on a trade basis. Investments held by the Fund in Private Funds may include secondary purchases of existing investments in private investment in funds (“Secondary Investments”), investments in newly established private funds (“Primary Investments”) and investments in co-investment transactions either directly or through special purpose vehicles, alongside direct private equity funds managed by private fund sponsors (“Co-Investments”) Collectively defined as “Portfolio Funds”. Under the Fund’s valuation procedures, valuations for Secondary and Primary Investments and Co-Investment vehicles may be based on estimates provided by sponsors or on values determined by the Fund using recent NAVs, financial information, market data, and, where applicable, input from independent valuation agents when market prices are not readily available. These types of equity investments normally do not have readily available market prices. Short-term investments represent investments in money market instruments and money market mutual funds and are recorded at NAV per share which approximates fair value. Under the Fund’s valuation procedures, valuations for Secondary and Primary Investments and Co-Investment vehicles may be based on estimates provided by sponsors or on values determined by the Fund using recent NAVs, financial information, market data, and, where applicable, input from independent valuation agents when market prices are not readily available.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

CAIS Sports, Media and Entertainment Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

2.      SUMMARY OF Significant Accounting Policies (cont.)

Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds in which the Fund may make investments include Primary and Secondary Investments and Co-Investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables is a summary of the Fund’s investments classified by fair value hierarchy as of March 31, 2026:

Assets*	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Corporate Bonds	$—	$23,240,042	$—	$—	$23,240,042
Exchange-Traded Funds	14,217,475	—	—		14,217,475
Private Funds	—	—	—	120,769,067	120,769,067
Short-Term Investments	10,800,042	—	—	—	10,800,042
Total	$25,017,517	$23,240,042	$—	$120,769,067	$169,026,626

____________

*        Refer to the Schedule of Investments for industry classifications.

The Fund’s investments are measured at fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 820, Fair Value Measurement, and the Fund’s internal valuation policy. The Fund’s investments in Portfolio Funds are measured at fair value based on the Fund’s pro rata interest in such funds, which is generally derived from the net asset values (“NAVs”) reported by the underlying managers. Such amounts are net of accrued expenses, including management and performance-based fees.

The Adviser engages independent valuation support to assist in the determination of fair value, and such valuations are subject to review and approval in accordance with the Fund’s valuation procedures. In circumstances where the most recent capital statements or financial information from private equity funds are not available, the Adviser utilizes a roll-forward methodology that incorporates the most recent available NAVs, adjusted for capital activity and known or knowable information as of the valuation date, including market conditions and developments at underlying portfolio companies.

In the absence of readily observable market prices, fair value is determined using appropriate and consistently applied methodologies, which may include consideration of underlying fund financial statements, interim updates, independent third-party valuations, market comparables, and other relevant factors.

Due to the inherent uncertainty of valuations for investments that are not actively traded, the estimated fair values may differ materially from the values that would have been used had a readily available market for such investments existed, and such differences could be material.

Investments Valued at NAV — ASC Topic 820 permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment fund as a practical expedient, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or it was determined by the Fund’s valuation procedures that the private equity fund is not being reported at fair value.

CAIS Sports, Media and Entertainment Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

2.      SUMMARY OF Significant Accounting Policies (cont.)

The following are restricted securities measured at NAV per share:

Investment Category	Investment Strategy	Fair Value	Unfunded Commitment
Co-Investments	Investments in private investment vehicles pursuing co-investment opportunities in companies and businesses operating within the sports, media and/or entertainment industries.	$7,025,817	$4,285,527
Primary Investments	Investments in newly established Portfolio Funds	$74,881,205	$25,652,734
Secondary Investments	Investments in existing Portfolio Funds that are typically acquired in privately negotiated transactions	$38,862,045	$4,515,970

Commitments and Contingencies — As of March 31, 2026, the Fund had total unfunded commitments of $34,454,231. The Fund’s commitment strategy aims to sustain a high level of investment where possible by making commitments based on anticipated future distributions from investments. The commitment strategy also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by investors, amounts available through borrowing, and any distributions made to investors.

ASC 460-10, Guarantees — Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote.

The Fund may, from time to time, be party to various legal matters arising in the ordinary course of business, including claims and litigation proceedings. Although the ultimate outcome of the foregoing matters, if any, cannot be ascertained at this time, the Adviser believes, after consultation with counsel, that the resolution of such matters would not have a material adverse effect on the Fund’s financial statements.

Federal Income Taxes — For U.S. federal income tax purposes, the Fund has elected to be treated, and intends to qualify annually as, a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year and by meeting certain diversification and income requirements with respect to its investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to shareholders, and all distributions of earnings and profits would be taxable to shareholders as ordinary income.

The Fund’s tax year is the 12-month period ending September 30. In accounting for income taxes, the Fund follows the guidance in ASC Topic 740, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has concluded there were no uncertain tax positions as of March 31, 2026 for federal income tax purposes or in the Fund’s state and local tax jurisdictions. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the period ended March 31, 2026, the Fund did not incur any interest or penalties. The Fund did not have any unrecognized tax benefits as of March 31, 2026.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. Given the recent Commencement of Operations, the Fund’s tax year ending September 30, 2026 is the only tax year subject to examination by the major tax jurisdictions under the statute of limitations (generally, the three prior taxable years) as of March 31, 2026.

CAIS Sports, Media and Entertainment Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

2.      SUMMARY OF Significant Accounting Policies (cont.)

The Fund’s tax year-end is September 30th and the Fund commenced operations after this date; as such, there is no tax information available for any periods prior.

The March 31, 2026, book cost has not been adjusted for book/tax difference, as the first tax year end will be September 30, 2026. The cost of investments and the net unrealized appreciation and depreciation on investments as of March 31, 2026, are noted below:

Cost for Federal Tax purposes	$157,171,664

Unrealized Appreciation	$12,355,590
Unrealized Depreciation	(500,628)
Tax Net Unrealized Appreciation	11,854,962

The tax character of distributions will be evaluated once paid after the tax year ending September 30, 2026.

Distributions to Shareholders — The Fund intends to make distributions necessary to maintain its ability to be subject to tax as a RIC under the Code and to avoid the imposition of corporate-level federal income tax. As such, the Fund intends to declare and pay distributions from its net investment income and distribute net realized capital gains, if any, at least annually, and in a manner consistent with the provisions of the 1940 Act. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. All or a portion of a distribution may consist of return of capital; shareholders should not assume that the source of a distribution is net income. The Fund did not make any distributions during the period.

Indemnification — The Fund indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Organizational and Offering Costs — During the period, the Fund incurred organizational costs of $572,908. The organizational costs were paid by the Adviser and will be reimbursed by the Fund, subject to recoupment in accordance with the expense limitation and reimbursement agreement (see Note 4). Organizational costs consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expensed organizational costs as incurred.

During the period, the Fund incurred offering costs of $484,134. These costs were treated as deferred charges and, upon commencement of operations, are being amortized into expense over a 12-month period using the straight-line method. During the period from January 2, 2026 to March 31, 2026, the Fund amortized offering costs of $118,985 which is included in the Statement of Operations. Offering costs incurred prior to the commencement of operations were paid by the Adviser and will be reimbursed by the Fund, subject to recoupment in accordance with the expense limitation and reimbursement agreement. Offering costs consist primarily of legal fees, filing fees and printing costs in connection with the preparation of the Fund’s registration statement and related filings. The Fund will continue to incur offering costs subsequent to the commencement of operations due to its continuously offered status. These costs will be treated as deferred charges and amortized over the subsequent 12-month period using the straight-line method.

3.      PRINCIPAL INVESTMENT RISKS

Investing in the Fund involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. An

CAIS Sports, Media and Entertainment Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

3.      PRINCIPAL INVESTMENT RISKS (cont.)

investment in the Fund should not be viewed as a complete investment program. The Fund’s prospectus contains details regarding the risks to which the Fund is subject, including risks relating to the Fund’s investments in Portfolio Funds. Below is a summary of some of the principal risks of investing in the Fund. Shareholders should consider carefully these risks as well as the additional risks described in the Fund’s prospectus before investing in the Fund.

Limited Operating History — The Fund is a closed-end investment company with a limited history of operations. It is not intended that the Shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s Shares. Some of the Portfolio Funds have no or short performance records and operating histories that are not indicative of their longer term or future performance. In any event, past performance of the Adviser, its principals, the Predecessor Fund, the Portfolio Funds or their managers (the “Underlying Managers”) is not indicative of future results. The Fund may not be able to achieve its investment objective, including as a result of inopportune market or economic conditions.

Liquidity Risk — The Fund is a closed-end investment company and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the Shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s tender offers. There is no guarantee that shareholders will be able to sell all of the Shares they desire in a tender offer.

Private Equity Investments — The Fund’s investments may include private equity investments, which involves risks including but not limited to: (i) business risks, including, among others, changes in the financial condition or prospects of portfolio companies, due diligence risks and operational risks, such as failure of management to execute business plans and objectives; (ii) economic risks, including changes in national or international economic and market conditions; (iii) financial risks, including, without limitation, leverage risks, credit risks and foreign exchange risks; (iv) legal and regulatory risks, including enhanced governmental scrutiny and litigation risks; and (v) risks related to the Fund and the Adviser, including changes to their respective personnel.

Illiquid Portfolio Investments — The Fund and Portfolio Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and the Fund or a Portfolio Fund, as applicable, may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale. In addition, certain securities in which the Fund or a Portfolio Fund invests may experience unexpected periods of illiquidity in typically liquid markets for such securities, thus exposing the Fund or the Portfolio Funds, as applicable, to the foregoing risks even if a liquid market previously existed for such securities.

Non-Diversification Risk — The Fund will likely invest a significant portion of its assets in investment vehicles managed by Arctos Partners, LP or its affiliates and Eldridge Capital Management, LLC or its affiliates, will likely participate in a limited number of overall investments, and under normal market conditions will invest at least 80% of its net assets plus any borrowings for investment purposes to investments in private or publicly traded investments in the sports, media and/or entertainment industries (“SME Investments”). As a result, the Fund’s investment portfolio could become highly concentrated, and the performance of a few holdings or of a particular industry, or the timing of the Fund’s investments, may substantially affect the Fund’s aggregate return. In particular, due to the Fund’s concentration in SME Investments, instability, fluctuations or an overall decline within any of these investments will likely not be balanced by investments in any other industries not so affected. Furthermore, to the extent that the capital raised is less than the targeted amount, the Fund may invest in even fewer investments and thus be less diversified. As a non-diversified fund, the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Reliability of Valuation — The Fund’s investment in a Portfolio Fund is valued pursuant to the instrument governing such Portfolio Fund. The governing instruments of the Portfolio Funds may provide that any securities or investments that are illiquid, not traded on an exchange or in an established market, or for which no value can be readily determined,

CAIS Sports, Media and Entertainment Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

3.      PRINCIPAL INVESTMENT RISKS (cont.)

are assigned such fair value as the respective Underlying Managers may determine in their judgment based on various factors. Such valuations may not be indicative of what actual fair market value would be in an active, liquid or established market. None of the Fund, the Adviser, the Fund’s other service providers, or any of their respective officers, directors, employees, members or affiliates will have any ability to test or independently verify any such valuations. Additionally, valuations reported by Portfolio Funds, upon which the Fund determines the value of its investments, may be subject to later adjustment or revision. For example, valuations may be revised as a result of fiscal year-end audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the valuation of a Portfolio Fund, and therefore of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision.

4.      INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Pursuant to an investment advisory agreement (the “Investment Advisory Agreement”), the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund, subject to the general supervision of the Board. As compensation for these services and the related expenses borne by the Adviser, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a management fee (the “Management Fee”) at an annual rate of 0.95% payable quarterly in arrears based upon the Fund’s net assets, calculated as of the close of business on the last business day of each calendar quarter (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the quarter). The Management Fee is separate from the asset-based fees and incentive fees in respect of investments, which are paid directly by the Portfolio Funds to their respective underlying managers and are indirectly borne by the shareholders of the Fund. The Management Fee is due and payable in arrears within thirty calendar days after the end of the quarter. Base management fees for any partial quarter are prorated based on the number of days in the quarter.

Pursuant to an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”), the Adviser has contractually agreed to waive fees and/or pay or reimburse certain operating and other expenses of the Fund so that the total annual operating expenses of the Fund, excluding certain excluded expenses, in respect of each class of shares of the Fund, do not exceed an amount equal to 0.75% of the average quarterly net assets of the class on an annualized basis (the “Expense Cap”). For a period not to exceed three years from the date on which the Adviser waived the fee or reimbursed the expense, the Adviser may recoup waived fees, reimbursed expenses or directly paid expenses if (i) at the time of repayment, the annual operating expenses of such share class have fallen below the Expense Cap and (ii) the repayment does not cause the annual operating expenses of such share class in the quarter the reimbursement is made (after given effect to such repayment) to rise to a level that exceeds the Expense Cap in place at the time the fees were waived and/or the expenses were reimbursed, or the Expense Cap in place at the time the Fund repays the Adviser, whichever is lower. In addition, pursuant to a separate agreement (the “Class S Expense Reimbursement Agreement”), the Adviser has contractually agreed to waive and/or pay or reimburse a portion of Class S’s operating and other expenses so that Class S’s total annual operating expenses (excluding certain excluded expenses) do not exceed an amount equal to the Expense Cap minus: (i) 0.10% of Class S’s average quarterly net assets if Class S’s average quarterly net assets are equal to or greater than $150,000,000 but less than $250,000,000; (ii) 0.15% of Class S’s average quarterly net assets if Class S’s average quarterly net assets are equal to or greater than $250,000,000 but less than $500,000,000; and (iii) 0.20% of Class S’s average quarterly net assets if Class S’s average quarterly net assets are equal to or greater than $500,000,000. The Adviser may not recoup expenses waived or reimbursed pursuant to the Class S Expense Reimbursement Agreement. These contractual arrangements will remain in effect until at least the one year anniversary of the effective date of the Fund’s registration statement, unless earlier terminated by the Board. For the period ended March 31, 2026 there were no waived expenses related to the Class S Expense Reimbursement Agreement.

For the period ended March 31, 2026, the Adviser waived expenses of $922,222 in accordance with the Expense Limitation Agreement. The waived expenses are subject to recoupment by the Adviser under the terms of the Expense Limitation Agreement as described above.

As of March 31, 2026, certain officers of the Fund and the Adviser beneficially owned shares of the Fund, representing approximately 0.39% of the Fund’s outstanding shares.

CAIS Sports, Media and Entertainment Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

5.      ADMINISTRATOR, TRANSFER AGENT, Distributor AND Custodian

The Fund has retained Ultimus Fund Solutions, LLC (the “Administrator”) to provide it with certain administrative and accounting services. The Administrator also performs all actions related to the issuance and repurchase of Shares of the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. Ultimus Fund Solutions, LLC also serves as the Fund’s transfer agent. For the period ended March 31, 2026, the Administrator earned $25,323, $27,448 and $18,104, in administrative service fees, fund accounting fees and transfer agent fees, respectively, recorded on the Statement of Operations, of which $70,875 was payable as of March 31, 2026, and recorded in other accrued expenses on the Statement of Assets and Liabilities.

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its Shares. The Distributor may enter into selected dealer agreements with various brokers and dealers and their agents that have agreed to participate in the distribution of Shares. Additionally, the Distributor is authorized to retain other service providers to provide ongoing investor services and account maintenance services to shareholders. The Fund will pay a quarterly fee to the Distributor out of the net assets of Class D Shares for shareholder servicing at an annual rate of 0.25% of the aggregate net asset value of Class D Shares, determined and accrued as of the last business day of each calendar quarter (before any repurchases of Shares). The Fund will not pay any fee to the Distributor with respect to the distribution of Class I Shares and Class S Shares.

UMB Bank, N.A., serves as the primary custodian (the “Custodian”) of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians. For the period ended March 31, 2026, the Custodian earned $14,033 in custody fees, recorded in custodian fees on the Statement of Operations, of which $3,385 was payable as of March 31, 2026, and recorded in other accrued expenses on the Statement of Assets and Liabilities.

6.      Investment Transactions

For the period ended March 31, 2026, purchases of investments, excluding short term investments, were $0. For the period ended March 31, 2026, total proceeds received from investments since the transfer on January 2, 2026 that represented return of capital distributions were $0 and total distribution proceeds from sale, redemption, or other disposition of investments amounted to $0. All investments were purchased in-kind as a result of the reorganization with the Predecessor Fund, with a fair value of $151,206,880 and a cost basis of $146,322,350.

As the Reorganization is a tax-free transfer, the Fund has made an election to carry forward the historical cost basis of the Predecessor Fund’s investment securities for purposes of measuring realized gains and losses and unrealized appreciation and depreciation in the Statement of Operations.

7.      REPURCHASE OFFERS

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. The Adviser intends to recommend to the Board (subject to the Board’s discretion) that the Fund offer to repurchase Shares from shareholders of the Fund on a semi-annual basis in an amount generally not to exceed 5% of the Fund’s net asset value. The Fund is not required to conduct tender offers on a semi-annual basis or at all and may be less likely to conduct tenders during periods of exceptional market conditions. Except to the extent the Board otherwise determines, any repurchase of Shares from a shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2.00% of the net asset value of such repurchased Shares. If an Early Repurchase Fee is charged to a shareholder, the amount of such fee will be retained by the Fund. An Early Repurchase Fee payable by an investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund.

There is no minimum amount of Shares that must be repurchased in any repurchase offer. In determining whether the Fund should offer to repurchase Shares from shareholders, the Board will consider the recommendation of the Adviser as to the timing of such an offer, as well as a variety of operational, business, and economic factors. No shareholder has the right to require the Fund to redeem their shares.

CAIS Sports, Media and Entertainment Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

7.      REPURCHASE OFFERS (cont.)

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from shareholders by the applicable repurchase offer deadline. Except for the Early Repurchase Fee described above, the Fund does not impose any charges in connection with repurchases of Shares.

As of March 31, 2026, the Fund did not make any repurchase offers during the reporting period.

8.      DIVIDEND REINVESTMENT PLAN

Pursuant to the dividend reinvestment plan (“DRIP”) established by the Fund, each shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund held by such shareholder. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the quarterly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as Shares acquired by subscription to the Fund.

9.      SUBSEQUENT EVENTS

The Adviser has evaluated the impact of all subsequent events after the balance sheet date have been evaluated through the date the financial statements were available to be issued.

On May 15, 2026, the Fund commenced a tender offer to repurchase up to 5% of the net assets of the Fund as of March 31, 2026. The tender offer is scheduled to expire on June 15, 2026, unless extended. Unless the tender offer is extended, each Share purchased pursuant to the tender offer will be purchased at a price equal to the net asset value per Share calculated as of June 30, 2026.

On May 27, 2025, the Board approved an Amended and Restated Expense Limitation Agreement and Amended and Restated Class S Expense Reimbursement Agreement, each with an initial term ending July 31, 2027.

On May 27, 2026, the Fund filed a post-effective amendment to its registration statement pursuant to Rule 486(b) under the Securities Act of 1933 to register an additional class of shares designated as Class A Shares. The filing became effective immediately upon filing.

The Adviser has evaluated subsequent events through the date the financial statements were issued and has determined there have not been any additional events that have occurred that would require adjustments or disclosures in the financial statements or the accompanying notes.

CAIS Sports, Media and Entertainment Fund
Trustees and Officers
March 31, 2026 (Unaudited)

The Board consists of three individuals, each of whom are not deemed to be “interested persons” (as defined under the 1940 Act) of the Fund (“Independent Trustees”). The Board elects the officers of the Fund, who serve at the discretion of the Board. As set forth in the Fund’s governing documents, each Trustee’s term of office shall continue until his or her death, resignation or removal. The address of each Trustee is care of the Secretary of the Fund at 527 Madison Avenue, 12th Floor, New York, NY 10022.

Name and Year of Birth	Position(s) held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Richard Arney 1970	Trustee	Since 2025	Member, Unison Midgard REIT LLC, since 2024; Director, Human Interest Advisors LLC (retirement provider), since 2023; Consultant, Second Street LLC (real estate), since 2019; Director Accial Capital Management, Inc. (consumer lending), since 2019; Board Member, Theorem Prime Plus Yield Fund Master LP and Theorem Main Master Fund LP, since 2019; Director, Park Cities Specialty GP LLC, since 2019; Director, The Bitwise 10 Index Offshore Fund, LTD, since 2018; Director, Aziel Ventures Ltd and Volden Ltd (real estate), from 2020 to 2025.	1	None
Joseph Carrier 1960	Trustee	Since 2025	Senior Vice President, Franklin Resources, Inc., from 2020 to 2022; Senior Managing Director, Legg Mason, Inc., from 2008 to 2020.	1	Trustee, CREF Funds (since 2023); Director, Franklin Templeton Investments Ireland (since 2022)
Kevin Mirabile 1961	Trustee	Since 2025	Professor, Fordham University, since 2011.	1	Trustee, Fiera Capital Funds (2018-2023)

____________

*        “Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

CAIS Sports, Media and Entertainment Fund
Trustees and Officers
March 31, 2026 (Unaudited)(Continued)

Officers

Certain biographical and other information relating to the officers of the Fund is set forth below, including their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years. The address of each officer is care of the Secretary of the Fund at 527 Madison Avenue, 12th Floor, New York, NY 10022.

Name and Year of Birth	Position held with Fund	Length of Time Served	Principal Occupation During Past 5 Years
Officers Who Are Not Trustees
Neil Blundell 1976	President and Chief Executive Officer	Since 2025

Chief Investment Officer, CAIS Advisors LLC (since June 2024), Managing Director — Head of Investments CAIS (August 2023 – July 2025), Global Head of Client Solutions and Alternatives, Invesco Investment Solutions (June 2017 – June 2023).

Terrence McCarthy 1983	Chief Financial Officer	Since 2025

Managing Director, Chief Financial Officer, CAIS Advisors LLC (since November 2024), Director, Fund Management CAIS (September 2022 – November 2024), Vice President, Global Head of Fund Administration Fiera Capital Inc. (March 2021 – September 2022), Vice President, Product Strategy and Head of Fund Administration (April 2019 – March 2021).

Kent Barnes 1968	Secretary	Since 2025	Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC (since November 2023); Vice President, U.S. Bancorp Fund Services, LLC (November 2018 to November 2023).
William Kimme 1962	Chief Compliance Officer	Since 2025	Vice President and Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).
Patrick Sivak 1998	Anti-Money Laundering Officer	Since 2025	Compliance Analyst, Ultimus Fund Solutions (since May 2025).

Further information about the Fund’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-844-241-8667.

CAIS Sports, Media and Entertainment Fund
Statement Regarding Basis for Approval of Investment Advisory Contract
March 31, 2026 (Unaudited)

The Board of Trustees (the “Board”, and each member thereof, a “Trustee”) of CAIS Sports, Media and Entertainment Fund (the “Trust”), met on September 24, 2025 (the “Board Meeting” or the “Meeting”), to consider, among other things, the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust and CAIS Advisors LLC (the “Adviser”). Each Trustee who is not an “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended, is hereinafter referred to as an “Independent Trustee”.

In advance of the Meeting, the Board requested and received substantial materials relating to the Adviser and the Advisory Agreement and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the Advisory Agreement, the Board, including the Independent Trustees, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Trust by the Adviser; any relevant comparable performance and the Adviser’s qualifications and track record in serving other funds that utilize a similar investment strategy; and the fees proposed to be paid by the Trust to the Adviser under the Advisory Agreement. In connection with its deliberations, the Board considered information provided by the Adviser prior to and at the Meeting. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreement with respect to the Trust.

The Trustees determined that the overall arrangements between the Trust and the Adviser are appropriate in view of the services to be performed and the fees to be charged under the Advisory Agreement and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

The material factors that formed the basis for the Trustees’ reaching their determinations to approve the Advisory Agreement are separately discussed below.

Nature, Extent, and Quality of Services to be Provided by the Adviser

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services to be provided by the Adviser, including the investment advisory services to be provided to the Trust. The Board received information regarding the investment philosophy and process to be used by the Adviser in managing the Trust, as well as a description of the Adviser’s capabilities, personnel and services. The Board considered the scope of the services to be provided by the Adviser to the Trust under the Advisory Agreement compared to services typically provided by third parties to other funds, noting further that the standard of care contained in the Advisory Agreement was generally comparable to that typically found in other investment company advisory agreements. The Board concluded that the scope of services proposed to be provided by the Adviser to the Trust was consistent with the Trust’s operational requirements, including seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements, and providing related shareholder services.

The Board, including the Independent Trustees, considered, among other factors, with respect to the Adviser: the number, education and experience of investment personnel generally and the Trust’s portfolio management team; the history of investments by portfolio managers in the other funds they manage; and the resources of the Adviser as well as those of Capital Integration Systems LLC, the Adviser’s parent company.

In addition to the investment advisory services, the Board considered the internal controls and compliance resources of the Adviser, as well as the service provider oversight and day-to-day operational responsibilities that would be provided by the Adviser, including the Adviser’s personnel serving as officers of the Trust.

Investment Performance of the Trust and Portfolio Management

The Trustees considered information about the performance of a private fund advised by the Adviser that employs a substantially similar investment strategy to the Trust and acknowledged that past performance is not predictive of future results. The Board could not consider the performance history of the Trust because it had not commenced operations as of the date of the Board Meeting.

CAIS Sports, Media and Entertainment Fund
Statement Regarding Basis for Approval of Investment Advisory Contract
March 31, 2026 (Unaudited)(Continued)

Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by the Adviser and its Affiliates from Their Relationship with the Trust

In connection with the initial approval of the Advisory Agreement, the Board, including the Independent Trustees, reviewed the Trust’s proposed contractual management fee and estimated total net expense ratio relative to its peer group. The Board observed that the proposed contractual management fee for the Trust was below the peer group average. The Board further observed that, net of expenses waived pursuant to a contractual expense limitation agreement, the Trust’s estimated total expense ratio was lower than its peer group. The Board considered the Adviser’s representations that the Trust’s estimated “Other Expenses” were higher than its peer group due to the Trust being in its initial start-up phase and the amortization of formation costs. The Board considered the fees charged by the Adviser relative to the fees it charged other accounts and clients for similar services, observing that the Adviser charged the same contractual management fee to the private fund and that, to the extent the Adviser charged lower contractual management fees to certain other accounts, the scope of services the Adviser provided to those other accounts was more limited compared to the anticipated services to be provided to the Trust.

The Board considered whether the Adviser had the financial resources necessary to attract and retain qualified investment management personnel to perform its obligations under the Advisory Agreement. The Trustees acknowledged that the Adviser was a wholly-owned subsidiary of Capital Integration Systems LLC and that Capital Integration Systems LLC provided significant operational and financial support to the Adviser, including access to personnel, infrastructure and resources.

Following consideration of the foregoing information, the Board, including the Independent Trustees, concluded that the fees to be paid pursuant to the Advisory Agreement were fair and reasonable in light of the services to be provided.

As the Trust had not yet commenced operations as of the date of the Board Meeting, the Adviser was not able to provide the Board with specific information concerning the expected profits to be realized by the Adviser in connection with its relationship with the Trust. The Adviser undertook to provide the Board with such information at future meetings.

Economies of Scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust may benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale.

The Board noted that unlike most listed closed-end funds that generally do not experience substantial growth after the initial public offering, the Trust’s shares would be continuously offered, and the Trust would have the potential for growth beyond initial projections used in establishing the Trust’s fee structure. The Board noted that it would consider the realization of economies of scale as the Trust grows in subsequent Board meetings.

Other Factors Deemed Relevant by the Trustees

The Trustees considered the Adviser’s ongoing investment in operational, compliance and administrative systems which the Adviser expected would support the Trust’s anticipated growth. The Trustees further considered the Adviser’s focus on regularly evaluating market developments and evolving investor preferences to ensure its offerings remained relevant and well-positioned.

Conclusion

The Board, including all the Independent Trustees, agreed that, based upon its evaluation of all of the aforementioned factors in their totality as well as other information, the terms of the Advisory Agreement were fair and reasonable, and that the approval of the Advisory Agreement for a two-year term commencing on the effective date of the Advisory Agreement was in the interest of the Trust and its future shareholders. In making such determination, the Board did not identify any single factor or group of factors as dispositive, and different Trustees may have attributed different weights to the various factors considered.

CAIS Sports, Media and Entertainment Fund
PRIVACY NOTICE

FACTS	WHAT DOES CAIS Sports, Media and Entertainment Fund DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does CAIS Sports, Media and Entertainment Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 1 (844) 241-8667

CAIS Sports, Media and Entertainment Fund
PRIVACY NOTICE (Continued)

Who we are
Who is providing this notice?	CAIS Sports, Media and Entertainment Fund
What we do
How does CAIS Sports, Media and Entertainment Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does CAIS Sports, Media and Entertainment Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make deposits or withdrawals from your account

•   Make a wire transfer

•   Tell us where to send the money

•   Tells us who receives the money

•   Show your government-issued ID

•   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • CAIS Sports, Media and Entertainment Fund does not share with our affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•   CAIS Sports, Media and Entertainment Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • CAIS Sports, Media and Entertainment Fund does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling 844-241-8667, at the Fund’s website at www.caisadvisors.com/sme and on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-241-8667 or by referring to the SEC’s website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-844-241-8667.

Investment Adviser

CAIS Advisors LLC

527 Madison Avenue, 12th Floor

New York, New York 10022

Administrator

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(b)           Not Applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. During the period covered by the report, there have not been any amendments to the provisions of the code of ethics. During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics. The Registrant undertakes to provide a copy of the code of ethics upon request, without charge, to any person who calls (844) 241-8667.

Item 3. Audit Committee Financial Expert.

a) The Registrant’s Board of Trustees has determined that Joseph Carrier is an audit committee financial expert, as such term is defined in Item 3 of Form N-CSR. Mr. Carrier is independent for the purposes of this Item.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2026- $140,000

2025- N/A

(b)	Audit-Related Fees

2026 - $24,000

2025 - N/A

Audit-Related Services refer to professional services rendered by the principal accountant for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements, including accounting consultations.

(c)	Tax Fees

2026- $42,840

2025- N/A

Tax Services refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)	All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy pursuant to which it is required to pre-approve audit services and, when appropriate, non-audit services (including audit-related, tax and all other services) provided by the Registrant’s independent registered public accounting firm. The policy provides for both general pre-approval of specified services and specific pre-approval of services not covered by the general pre-approvals or that exceed pre-approved cost levels or budgeted amounts. The Audit Committee also pre-approves, when appropriate, non-audit services provided to the Registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, to the extent that such services relate directly to the operations and financial reporting of the Registrant.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

2026 - $0

2025- N/A

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a)            The Registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b)            Not applicable

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)            Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Board of Trustees has delegated any voting of proxies in respect of portfolio holdings of the Registrant to CAIS Advisors LLC (“CAIS Advisors” or the “Adviser”) to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. Under these policies, the Adviser will vote proxies, amendments, consents or resolutions related to Registrant securities in the best interests of the Registrant and its shareholders.

CAIS Advisors LLC

Proxy Voting Policy

Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In accordance with its fiduciary duty to clients and Rule 206(4)-6 of the Advisers Act, CAIS Advisors has adopted and implemented written policies and procedures governing the voting of client securities. All proxies that CAIS Advisors receives will be treated in accordance with these policies and procedures.

CAIS Advisors will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. When CAIS Advisors determines a proxy may have an impact on a fund holding, CAIS Advisors will vote on those matters on a case-by-case basis in a manner that CAIS Advisors believes is in the best interests of the applicable fund holdings.

CAIS Advisors considers the reputation, experience, and competence of a company’s management and board of directors when it evaluates a prospective investment. In general, CAIS Advisors votes in favor of routine corporate matters, such as the re-approval of an auditor or a change of a legal entity’s name. CAIS Advisors also generally vote in favor of compensation practices and other measures that are in-line with industry norms, that allow companies to attract and retain key Supervised Persons and directors, that reward long-term performance, and that align the interests of management and shareholders.

With respect to voting proxies, it is CAIS Advisors’ policy to:

•	stay apprised of developments that affect the securities in which the funds invest;
•	carefully review matters submitted to a fund for a vote as a holder of fund interests or operating company securities; and
•	vote on those matters on a case-by-case basis in a manner that the CAIS Advisors believes is in the best interests of the applicable fund.

With respect to ETFs, CAIS Advisors proxy voting will be done by mirror voting.

Conflicts of Interest

CAIS Advisors will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of CAIS Advisors with the issuer of each security to determine if CAIS Advisors or any of its employees has any financial, business or personal relationship with the issuer.

Recordkeeping

CAIS Advisors, in accordance with SEC recordkeeping rules, shall maintain for a period of at least five (5) years from the end of the fiscal year voted: a record of each proxy statement received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, a copy of any written response and all documents prepared by CAIS Advisors regarding votes cast in contradiction to the pre-determined benchmark proxy voting guidelines, and all proxy voting policies and procedures and any amendments.

In the event proxy voting is required, CAIS Advisors will elect to vote or not to vote proxies received in a manner consistent with the best interests of the Registrant and shareholders. CAIS Advisors will present to the Board, at least annually, CAIS Advisors’ Proxy Policies and a record of each proxy voted or not voted by CAIS Advisors on behalf of the Registrant, including a report on the resolution of all proxies identified by CAIS Advisors involving a conflict of interest.

To the extent that CAIS Advisors is required to file Form 13F (e.g. exercising investment discretion over $100 million or more in Section 13(f) securities), the Adviser understands that it has an obligation to report its proxy votes at public stockholder meetings on Form N-PX. The Form N-PX should be filed with the SEC each year by August 31, with information pertaining to the previous 12-month period running from July 1 to June 30.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

The members of the portfolio management team who are primarily responsible for the day-to-day management of the Registrant’s portfolio are as follows:

Neil Blundell serves as the Chief Investment Officer of the Adviser, overseeing the firm’s investment management division. He is responsible for shaping and executing the firm’s vision, including overseeing portfolio management, business development, operations and risk management. Neil also serves as chair of the Adviser’s Investment Committee and is a member of CAIS’ executive and operating committees.

Neil has spent over 25 years at the intersection of alternative investments, financial services, and technology. He most recently worked at Invesco as the Global Head of Client Solutions and Alternatives for the Investment Solutions team, where he led the development and management of over $95 billion in customized multi-asset investment strategies spanning both traditional and alternative solutions. Prior to Invesco, Neil enjoyed 10+ years of tenure at BlackRock, holding multiple Managing Director positions including Alternatives Platform Head and Head of Hedge Fund Investment Strategies. Earlier in his career, Neil worked at MSCI Barra, Credit Suisse First Boston, and Moody’s Investor Service.

Neil has a BA from the University of Michigan and earned an MBA from the University of Miami. He holds Series 7 and 63 registrations.

Mr. Blundell has been a Portfolio Manager of the Registrant since 2025.

Sarah Jiang is a Managing Director and Portfolio Manager at the Adviser. She is responsible for investment selection, portfolio construction, and liquidity management of the Adviser’s funds.

Sarah has over 17 years of experience in portfolio management, risk oversight, and liquidity management across both public and private market strategies. She most recently served as a Managing Director within Blackstone’s Credit and Insurance division, where she held multiple roles in product development and liquidity management for the firm’s private and semi-liquid credit strategies. Prior to Blackstone, Sarah spent over a decade at AQR, where she was a Managing Director and Portfolio Manager, overseeing over $40 billion in alternative assets across institutional and registered funds, and later leading product development for the firm’s tax-aware strategies.

Sarah graduated from the Management & Technology program at the University of Pennsylvania and received both a BS in Economics and a BS in Engineering. She has also been published in the Journal of Portfolio Management.

Ms. Jiang has been a Portfolio Manager of the Registrant since 2025.

(a)(2) The following table shows information regarding accounts (other than the Registrant) managed by each named portfolio manager as of March 31, 2026:

				Total Assets in
			Number of	Accounts Subject
			Accounts Subject	to a Performance-
		Total Assets in	to a Performance-	Based Advisory
	Number of	Accounts	Based Advisory	Fee
Neil Blundell	Accounts	($ million)	Fee	($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Sarah Jiang	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	1	68.6	0	0

(a)(3) The Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the Adviser. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business. For his or her services to the Registrant, each portfolio manager receives a salary, a discretionary bonus, and other benefits that include certain retirement benefits from the Adviser or its affiliates. Each portfolio manager may also be eligible for certain short-term and long-term incentives.

(a)(4) As of March 31, 2026, Neil Blundell beneficially owned $100,001-$500,000 in equity securities of the Registrant.

As of March 31, 2026, Sarah Jiang beneficially owned $100,001-$500,000 in equity securities of the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)            Not applicable

(b)           Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics – See Item 2

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto Exhibit 99. CERT

(a)(4) Not applicable

(a)(5) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto Exhibit 99.906CERT

(c) Audited Financial Statements of CAIS Sports, Media and Entertainment Fund, LP (the "Predecessor Fund") for the period from April 1, 2025 (commencement of operations of the Predecessor Fund) to December 31, 2025, filed pursuant to Regulation S-X §210.6-11 Financial statements of funds acquired or to be acquired.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CAIS Sports, Media and Entertainment Fund

By (Signature and Title)

/s/ Neil Blundell
Neil Blundell, President and Chief Executive Officer (principal executive officer)

Date	06/08/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Neil Blundell
Neil Blundell, President and Chief Executive Officer (principal executive officer)

Date	06/08/2026

By (Signature and Title)

/s/ Terrence McCarthy
Terrence McCarthy, Chief Financial Officer (principal financial officer)

Date	06/08/2026